Exhibit 10.01

RMB Working Capital Loan Contract

(Version 1.0, 2021)

SUBJECT TO THE RECEIPT FOR LOAN INSTRUCTIONS

1. This Contract shall be filled out with a blue-black or black signature pen.

2. This Contract shall be filled out completely, legible and neat.

3. Currency shall be written in Chinese, not replaced by currency symbols. The Chinese name of the currency shall be added before the capital amount and the currency symbol shall be added before the lowercase amount.

4. Any unnecessary or blank Spaces in this Contract may be handled by dividing lines, marking oblique lines, affixing the "following is left blank" chapter, or filling in the words "following is left blank".

5. If the loan under this Contract adopts the "Borrow & Repay At-Any-Time" mode, the corresponding maximum amount guarantee contract shall be filled in the guarantee clause of the loan in Article 8 of this Contract.

6. Before signing this Contract, your company shall carefully read and fully understand the contract terms, clearly understand the corresponding legal consequences and other contents, and shall be deemed to have agreed to and accepted all the terms hereof after signing this Contract.

RMB Working Capital Loan Contract

Party A: ACM RESEARCH, INC.

Director/authorized representative: [Mr. HUI WANG ]

Residence: Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, Delaware 19808

Opening bank and account: [                  ]

Party B: China CITIC Bank Co., Ltd. Shanghai Branch

Person-in-charge: [[Mr. Zhao Yuanxin]

Residence: [No. 138, Shi Bo Guan Road, Pudong New District, Shanghai]

Place of contract signing: [ Shanghai]

Date of execution of the Contract: [                        ]

Whereas: for the purpose of clarifying the rights and obligations of both Parties, Party A hereby applies to Party B for working capital loan support for its financing needs, and in accordance with the Civil Code of the People's Republic of China and other relevant laws, regulations, and rules, Party A and Party B reach an agreement through equal consultation as follows:

Article 1 Types of loan

Party B agrees to provide working capital loan to Party A as agreed herein.

Article 2 Loan amount (principal, the same as below) and loan term

1. Party B agrees to provide working capital loans to Party A in accordance with mode [ (1) ] below:

(1) Non-“Borrow & Repay At-Any-Time” mode: the loan amount under this mode is (in upper case): RMB [ 200,000,000.00  ], (in lower case) : ￥[   200,000,000.00   ], and the loan term is from [   ] year [    ] month [   ] day to [ 2025 ] year [ 12  ] month [  21 ] day.

(2) “Borrow & Repay At-Any-Time” mode: the loan amount under this mode is (capital): RMB [ / ], (lowercase): ￥[ / ], and the loan term is from [ / ] year [  /] month [/  ] day to [ / ] year [ / ] month [  / ] day. The loan amount under this “Borrow & Repay At-Any-Time” mode is a revolving line. Party A may apply for withdrawal from Party B at any time within the above loan amount and loan term, and repay the loan at any time within the term of a loan certificate (receipt for loan) corresponding to a single withdrawal. The loan amount released after repayment can continue to be used during the loan term.

2. Party A and Party B hereby specify that any provision expressly applicable to a particular mode hereunder shall be applicable only to that mode, and any provision not expressly applicable to a particular mode hereunder shall be applicable to both modes (i.e., either the Non-“Borrow & Repay At-Any-Time” mode or the “Borrow & Repay At-Any-Time” mode).

3. The actual loan term, actual date of withdrawal date, the amount of loan, and the interest rate of the first execution loan shall be subject to the term, date, amount and interest rate recorded in the unit loan certificate (receipt for loan) hereunder, which is an integral part of this Contract and has the same legal effect as this Contract.

4. This Contract □ applies /□ does not apply (please mark "√" at □) the following terms:

This Contract, as the specific business contract under the Comprehensive Credit Contract (Contract No. [ / ]), constitutes a complete contract system and is inseparable from the Comprehensive Credit Contract. The loans under this Contract occupy the comprehensive credit line under the Comprehensive Credit Contract. The definitions and other relevant provisions in the Comprehensive Credit Contract shall apply to this Contract; If the definitions and other relevant provisions are inconsistent with this Contract, the definitions and other relevant provisions hereof shall prevail.

Article 3 Usage of the loan

1. The Loan hereunder shall be used for:

[Operating turnover]

If Party A chooses the “Borrow & Repay At-Any-Time” mode, the loan hereunder shall only be used to meet Party A's revolving capital needs in daily production and operation.

2. Party A shall not change the usage of the loan without the written consent of Party B. Party A shall not use the said loan for investment in fixed assets, real estate, equity, futures, securities, trusts, funds, guarantees, options, small loans, etc., for private lending, for fields where bank loans are prohibited from entering or being supported by regulators, for fields and purposes prohibited by national laws and policies such as production (operation) and illegal fund-raising. Party A shall not arbitrarily misappropriate the loan capital, otherwise, Party A shall bear any losses caused to Party B thereby.

3. Party B shall not be liable for any consequences caused by Party A changing the usage of the Loan without Party B's written consent or violating the Loan General Rules or other laws and regulations.

Article 4 Loan interest rate and settlement

1. Loan interest rate

(1) Under the Non-"Borrow & Repay At-Any-Time" mode, if the interval between the actual single withdrawal date under this Contract and the signing date of this Contract is within six months (inclusive), the loan interest rate shall be implemented in the following way of No. [ ① ]:

① Loan interest rate = the pricing base interest rate on the signing date of this Contract + [ 105 ] basis point (1 basis point =0.01%);

② Loan interest rate = loan actual withdrawal date pricing base interest rate + [ / ] basis point (1 basis point =0.01%).

(2) Under the “Borrow & Repay At-Any-Time” mode, if the interval between the actual single withdrawal date under this Contract and the signing date of this Contract is within six months (inclusive), the loan interest rate = the market quoted loan interest rate (adopting the rate for loan term of more than 1 year /5 years) on the signing date of this Contract [ / ] term grade + [  /   ] basis point (1 basis point =0.01%), that is, the loan interest rate under this Contract is [   /  ] %.

(3) If the interval between the actual single withdrawal date and the signing date hereof exceeds six months, Party B shall have the right to adjust the interest rate of the loan in accordance with Party B's relevant interest rate policy at that time. The specific adjustment method of the loan interest rate shall be redefined in writing through negotiation by both Parties. The initial execution interest rate of the loan shall be determined by the unit loan certificate (receipt for loan).

(4) The loan interest rate under this Contract shall be annualized simple interest.

2. Method of interest rate adjustment

(1) Under the Non-“Borrow & Repay At-Any-Time” mode, the loan adopts the following [  ② ] method to determine the interest rate adjustment method.

① Fixed interest rate, the interest rate remains unchanged during the loan period.

(2) Floating interest rate to be adjusted in accordance with the method [ A ] below. The adjusted loan interest rate shall be the interest rate determined after the pricing base interest rate applied on the interest rate adjustment day is adjusted in accordance with the method agreed in paragraph 1 of Article 4 hereof. If the interest rate adjustment day meets the release date of the pricing base interest rate, the interest rate adjustment point shall be the end of that day.

A. From the actual withdrawal date, the interest rate is adjusted once every (in words) [ 1 ] (□ month /□ quarter /□ half year /☑ year), and the interest rate adjustment day is the corresponding day of the actual withdrawal date in the adjustment month. If there is no corresponding day of the actual withdrawal date in the adjustment month, the last day of the adjustment month is the interest rate adjustment day.

B. From the actual withdrawal date, the first interest rate adjustment day is determined to be [ /  ] year [  /] month [  / ] day, and from the first interest rate adjustment day every (capital) [ /  ] (□ month /□ quarter /□ half year /□ year) after the adjustment date, the interest rate adjustment day is the corresponding day of the first interest rate adjustment day in the adjustment month, if there is no corresponding day of the first interest rate adjustment day in the adjustment month, Then the last day of the month is the day of the interest rate adjustment.

C. Fixed day adjustment, that is, the interest rate adjustment day is set to the [ / ] day of [  /] month [ / ] of each year during the loan term (such as: July 1).

(2) Under the “Borrow & Repay At-Any-Time” mode, the loan interest rate under this Contract shall be fixed, and the interest rate shall remain unchanged during the loan term.

(3) Under the Non-“Borrow & Repay At-Any-Time” mode, when the interest rate adjustment method is a floating interest rate, the pricing base interest rate applicable to the loan on the contract signing date, the actual withdrawal date of the loan and the interest rate adjustment date shall be determined in the following way of No. [ ①]:

① The current point of the National Interbank Lending Center issued the latest loan market quotation rate [1 year ] (for loan term of 1 year /5 years or more) term grade.

② The Shanghai Interbank Offered Rate [/ ] (overnight /1 week /2 weeks /1 month /2 months /3 months /6 months /9 months /1 year) issued by the National Interbank Offered Center on the previous working day.

③ Other methods negotiated by the two parties: [/ ]

(4) Under the Non-“Borrow & Repay At-Any-Time” mode, when the interest rate adjustment method is fixed interest rate, the pricing base interest rate applicable to the loan on the contract signing date and the actual withdrawal date of the loan is the latest loan market quoted interest rate [ / ] (adopting the rate for loan term of more than 1 year /5 years) issued by the National Inter-bank Lending Center at the current point.

(5) In case the State cancels the pricing base interest rate, the market no longer announces the pricing base interest rate, or the current loan interest rate fails to meet the cost of raising funds for Party B, Party B has the right to re-determine the loan interest rate according to the national interest rate policy of the same period, in accordance with the principle of fairness and good faith, and with reference to industry practices, interest rate situation and other factors and shall notify Party A. If Party A has any objection, it shall negotiate with Party B. If no agreement can be reached through negotiation within five (5) working days from the date of Party B's notification, Party B shall have the right to declare the loan hereunder to expire in advance and Party A shall immediately repay the remaining principal and interest of the loan.

(6) The "interest rate adjustment method" stipulated in this Article shall also apply to penalty interest and compound interest.

3. Interest settlement

(1) Interest on the loan under the Non-“Borrow & Repay At-Any-Time” mode

① The loan shall be charged with interest from the date of actual withdrawal. The formula for calculating the interest payable by Party A under this Contract is: Interest payable by Party A = actual loan balance × actual days of interest period × annual interest rate /360 days.

If the actual loan balance changes during the interest-bearing period, it shall be calculated in segments according to the actual number of days.

② For a loan that is not a one-time repayment of principal and interest, the date of first settlement of interest is [  ] year [  ] month [  ] day [  ], and the method of settlement of interest is the following [ B ] :

A. monthly settlement of interest, the settlement of interest date is the 20th day of the month (if the interest period, the loan interest rate is not uniform, then according to the actual number of days to calculate the interest);

B. by the quarter, the settlement date is the 20th day of the end of each quarter (if the interest period, the loan interest rate is not uniform, then according to the actual number of days of segmented interest);

C. Other time agreed upon by both parties: [ / ].

(2) Interest on the loan under the “Borrow & Repay At-Any-Time” mode

① During the term of the loan, Party A shall determine the interest payment date and interest payable respectively for different loans according to the date of self-repayment by Party A.

② When Party A repays the principal of the loan, the interest shall be calculated on a daily basis, and the date of repayment shall be the corresponding date of interest on the loan. In this case, the interest payable by Party A = the amount of the loan × the actual number of days during the interest period × the annual interest rate /360 days.

(3) Party A shall, before the close of business of Party B on each interest settlement date, reserve a sufficient amount in the account opened by Party B (account number: [                  ]). Party A hereby irrevocably authorizes Party B to deduct directly from the account and is obligated to maintain sufficient funds in the account to pay the current amount payable before the final deduction by Party B; If Party A chooses to pay interest to Party B by other means, it shall ensure that the interest is received on time. If the interest settlement date is a non-banking working day, Party A shall remit the interest to Party B in advance of the previous banking working day, and Party A shall be obliged to keep the funds in the account sufficient to pay the current amount payable before the final deduction by Party B. If Party B does not receive the corresponding interest in full, Party A shall be deemed to have failed to pay the interest on time.

4. When the loan matures, the interest payable shall be cleared with the principal. If the maturity date of the loan falls on a legal holiday or public holiday, Party A shall have the right to repay the loan on the last bank working day before the legal holiday or public holiday, at which time the interest shall be calculated according to the contract interest rate, but the interest calculated according to the contract interest rate shall be deducted for the days between the maturity date and the repayment date. If Party A chooses to repay the loan on the first bank working day after a legal holiday or holiday, the interest corresponding to the days between the due date and the return date shall be charged at the contract interest rate. If Party A fails to repay the loan on the first bank working day after a legal holiday or holiday, the interest on the overdue loan shall be charged from that date.

Article 5 Issuance and payment of Loan

1. Prerequisites for the first withdrawal

When making the first withdrawal, Party A shall fully meet the following conditions:

[/ ]

2. Prerequisites for each withdrawal

For each withdrawal under this Contract (including the first withdrawal), Party A shall also meet the following conditions:

(1) Party A has not violated the provisions or provisions of this Contract, guarantee documents and other relevant documents.

(2) The security documents shall remain in force, and there has been or will be no adverse change in the security that Party B believes may be detrimental to the enforcement of its claims.

(3) The mortgaged property or pledge under the guarantee document has not been sealed up, or there is no determination of debt under the maximum amount guarantee, or other circumstances.

(4) There are no adverse changes in Party A's financial status that may jeopardize, delay or prevent Party A from performing its obligations and responsibilities under this Contract and the guarantee documents.

(5) Party A has signed or provided Party B with the agreed documents or reasonably required by Party B.

(6) Party A has opened the relevant account as agreed herein or required by Party B.

(7) Under the “Borrow & Repay At-Any-Time” mode, Party A shall also meet the access conditions of credit products for small and micro enterprises set by Party B and the relevant requirements of the “Borrow & Repay At-Any-Time” business function for small and micro enterprises. Party A has not misappropriated Party B's loans and has no record of unpaid non-performing loans, unpaid advances or unpaid interest in the credit information system of the People's Bank of China. Party A's actual controller or its guarantor has no overdue loans in the credit information of the People's Bank of China, and Party A is not a borrower of the restructured loan business.

(8) There is no legal or regulatory requirement that prohibits or restricts the loan issuance under this Contract.

(9) [ / ]

(10) Other conditions required by Party B.

3. Withdrawal plan

(1) Under the Non-“Borrow & Repay At-Any-Time” mode, Party A shall make withdrawal in accordance with the following plan [② ]. The planned withdrawal date shall be a bank working day. If the planned withdrawal date is not a bank working day, it shall be adjusted to the previous bank working day.

① Withdrawal schedule

Planned withdrawal date	Withdrawal amount
[/ ]	RMB￥[/]
[/ ]	RMB￥[/ ]
[/]	RMB￥[/ ]
[/]	RMB￥[/ ]
[/]	RMB￥[/]

② [Subject to the receipt for loan]

(2) Under the “Borrow & Repay At-Any-Time” mode, Party A may, according to its own fund utilization plan, self-service withdrawal at any time within the loan limit and loan term through Party B's online banking and other electronic channels.

(3) Party B shall have the right to review the loan amount every [ subject to “other agreed matters” ] months (not more than 12 months) from the date of signing this Contract to decide whether to continue to provide or adjust the unused loan amount to Party A.

4. If Party A or the guarantor fails to perform all statutory or contractual obligations, including but not limited to Party A's failure to provide complete loan materials as required by Party B or the guarantor's failure to complete the guarantee registration procedures as scheduled, Party A agrees that Party B has the right to modify the aforesaid withdrawal plan. If the loan term is changed due to the modification of the withdrawal plan, it shall be settled in accordance with the provisions of Article 2 (3) hereof.

5. Under the Non-“Borrow & Repay At-Any-Time” mode, Party A shall withdraw funds according to the withdrawal plan agreed herein; Without the written consent of Party B, Party A shall not change the withdrawal plan. If Party A changes the planned withdrawal date and/or withdrawal amount, Party A shall submit a written application to Party B [ 5 ] banking working days prior to the planned withdrawal date as agreed herein. With Party B's consent, Party A may withdraw the loan according to the revised withdrawal date and/or withdrawal amount. If Party A fails to withdraw the loan according to the revised withdrawal date and/or withdrawal amount, Party B shall have the right to cancel the loan and no longer allow Party A to withdraw the loan.

6. If the actual loan principal issued by Party B is changed due to any of the circumstances set forth in paragraph 5 of Article 5 hereof, the loan principal hereunder shall be calculated using the unit loan certificate (receipt for loan) actually generated hereunder.

7. Issuance and payment of Loan

(1) Withdrawal application

① Under the Non-“Borrow & Repay At-Any-Time” mode, Party A shall issue the withdrawal application to Party B at least [ 5 ] banking working days prior to each planned withdrawal date, submit the unit loan certificate (receipt for loan) and all withdrawal documents in accordance with this Contract and Party B's requirements. Party A shall reserve the seals to be used by its authorized staff when withdrawing funds (see Appendix I for the format, Party A may also provide Party B with separate seal cards for its special storage. If Party A reserves more than one seal, the use of any seal shall be deemed as the expression of Party A's intention), and Party A's staff shall issue the seals consistent with the reserved seals when applying for banking transactions. Party B is only responsible for formal verification of the seals provided by Party A's staff against the reserved seals and can accept Party A's application for business after verifying that the seals are correct. Party A shall notify Party B of any change to the aforesaid reserved seal in writing and with the official seal or special contract seal affixed on the date of such change. If Party B suffers any loss due to its failure to notify Party B in time, Party A shall be liable for compensation accordingly. The withdrawal application issued by Party A is irrevocable; After being approved by Party B, Party A is obliged to apply for withdrawal in accordance with the above-mentioned withdrawal.

② Under the “Borrow & Repay At-Any-Time” mode, Party A may, according to its own fund utilization plan, self-service withdrawal at any time within the loan limit and loan term through Party B's online banking and other electronic channels, without the need to issue a written withdrawal application to Party B.

③ The loan capital shall be transferred to the settlement account opened by Party A at Party B's office (account number: [                     ]), or entrusted to Party A's counterparty as agreed. Once the loan capital is transferred into the aforesaid settlement account, Party B shall be deemed to have fulfilled its obligation. Party A shall bear all risks, liabilities and losses arising from the freezing and deduction of the loan by the competent authorities after the loan is entered into the aforesaid settlement account. Party A shall compensate Party B for all losses incurred thereby.

(2) Payment method of the loan capital

The payment of loan capital can be divided into two ways: independent payment and entrusted payment. If there is one of the following circumstances, entrusted payment shall be adopted:

(1) If the amount of a single loan fund exceeds [RMB 10 million ], the lender's entrusted payment method shall be adopted;

②[ Payment of loan capital when the cumulative payment amount exceeding RMB 10 million to the same counterparty under single unit loan certificates (receipts for loan) shall be made through the lender's entrusted payment method.]

③[ /]

④[/ ]

⑤[ /]

If the mode of entrusted payment by Party B is adopted, Party B shall have the right to check whether the payment object, payment amount and other information listed in the payment application submitted by Party A are consistent with the corresponding contract and other certification materials before the payment of loan capital. After examination and approval, Party B shall transfer the loan capital through the settlement account opened by Party A at Party B's office (account number: [                     ]) to Party A's counterparty account listed in the payment authorization letter submitted by Party A (the format of which is shown in Appendix 2).

Party B's formal examination of the aforesaid contract and other documents does not mean that Party B confirms the authenticity and legal compliance of the relevant transaction, nor does it mean that Party B is involved in the dispute between Party A and its counterparty or any third party, or requires Party A to assume the responsibilities and obligations.
If the loan fails to be timely and successfully paid to the bank account of its designated counterparty due to refunds from the bank of Party A's counterparty or wrong information provided by Party A or other reasons, Party B shall not be liable for any of the risks, liabilities and losses caused thereby to both Parties and/or Party A's designated counterparty, which shall be borne by Party A. Without the approval of Party B, Party A shall not use the funds returned by the bank of Party A's counterparty.

(3) Payment management

① After the loan is issued, Party B shall have the right to periodically or irregularly review and inspect whether Party A's use of the loan capital conforms to the provisions hereof and relevant business contracts and other documents, and Party A shall be obliged to fully cooperate and timely provide records and materials of the usage of the loan capital as required by Party B, including but not limited to the business contracts related to the payment of the loan capital. And other transaction documents and materials to prove the usage of the loan capital. If Party B finds that the usage of the loan capital is inconsistent with the relevant provisions, it shall have the right to request Party A to make corrections within a specified period of time. If Party A refuses to make corrections, Party B shall have the right to deal with the situation according to Article 13 hereof. In the case of “Borrow & Repay At-Any-Time” mode, Party A shall provide Party B with invoice, transaction contract, transaction statement or accounting certificate and other documents proving the usage of the loan within 7 days after the issuance of each loan capital；under the non “Borrow & Repay At-Any-Time” mode, Party A shall provide the aforesaid proof materials of the useage of the loan at any time as required by Party B.

② Under the non-Borrow & Repay At-Any-Time mode, if Party A makes the payment independently, Party A shall, as required by Party B, provide Party B with the business contract related to the payment of the loan capital and other transaction materials that prove the usage of the loan capital, and summarize and report the payment of the loan capital. Party B shall have the right to verify whether the loan payment meets the agreed usage and whether the payment matches the project schedule through account analysis, voucher inspection, field investigation and other means.

(3) In the process of loan issuance and payment hereunder, Party B shall have the right to supplement and change the terms of loan issuance and payment through negotiation with Party A, or stop the issuance and payment the loan capital according to the circumstances:

A. Decline in credit status and weak profitability of main business;

B. failure to use the loan capital as agreed in the Contract;

C. In violation of the Contract, to evades the entrusted payment of Party B by breaking the whole into pieces.

8. Other provisions

[ / ]

Article 6 Repayment

1. Under the non-Borrow & Repay At-Any-Time mode, the loan hereunder shall be repaid in the following [（3）] ways:

(1) Pay interest on a regular basis and repay the principal at maturity; or

(2) Repay the principal and interest in one lump sum.

(3) Other methods: [Pay interest on quarterly, repay according to the plan ]

2. Under the non-“Borrow & Repay At-Any-Time” mode, Party A shall repay the principal according to the following plan [ （1） ] :

(1) Repayment schedule:

Order	Repayment date	Amount of repayment
[ ]	[ ]	RMB￥[ ]
	[ ]	RMB￥[ ]
	[ ]	RMB￥[ ]
	[ ]	RMB￥[ ]
	[ ]	RMB￥[ ]
	[ ]	RMB￥[ ]
	[ ]	RMB￥[ ]
	[ ]	RMB￥[ ]
	[ ]	RMB￥[ ]
	[ ]	RMB￥[ ]

(2) [ /]

3. Under the "Borrow & Repay At-Any-Time" mode, Party A may, according to its own business needs, repay all or part of the loan principal corresponding to the "Borrow & Repay At-Any-Time" mode hereunder through Party B's online banking and other electronic channels at any time. Party A and Party B hereby confirm that there is no limit on the number of times for Party A to repay all or part of the loan principal by itself under this mode. If Party A repays the principal in full, the interest will be repaid off along with the principal. If Party A partially repays the principal, Party A may independently select the corresponding unit loan certificate (receipt for loan) to repay each loan, and the loan interest shall be calculated separately. If part of the repayment amount can cover the principal and interest of a single unit loan certificate (receipt for loan), the interest of the loan shall be repaid off along with the principal; If it cannot be covered, the interest of the loan shall continue to be calculated according to the remaining principal after repayment.

4. Party A shall remit the amount of repayment not less than the amount of principal and interest payable to Party B to the account opened by Party A in Party B (account number: [                         ]) before Party B closes its business on the date of repayment. Such account shall serve as the repayment account of Party A, and Party A hereby authorizes Party B to automatically deduct the principal and interest of the loan from such account.

5. Unless otherwise agreed herein, if the amount repaid or paid by Party A is insufficient to repay or pay the total amount payable or paid during the period, the amount repaid shall be settled in the following order:

(1) To pay all payable expenses, liquidated damages, compensation etc. arising in accordance with provisions hereof and relevant laws and regulations;

(2) To pay penalty interest and compound interest payable;

(3) To pay interest payable; and

(4) To pay principal payable.

If the amount repaid or paid by Party A is insufficient to repay or pay all the amounts in the same sequence, the payment shall be made in the order in which such amounts occurred.

6. Voluntary prepayment under the mode of non-" Borrow & Repay At-Any-Time"

(1) Voluntary prepayment under the non-" Borrow & Repay At-Any-Time"mode shall be executed in the following [ ② ] way:

① Party A may, at any time according to its business needs, repay all or part of the loan principal corresponding to the non-" Borrow & Repay At-Any-Time"mode hereunder through Party B's online banking and other electronic channels without limitation on the number of times.

② Party A may repay the loan in whole or in part in advance only after meeting all of the following conditions:

A Party A has paid all the amounts due and payable that it should have paid to Party B before the prepayment date;

B Party A shall, at least 20 bank working days prior to the date of the planned prepayment date, send a written application for the prepayment to Party B and obtain the written consent of Party B;

C In addition to repaying all the loans under this Contract in advance, the amount of prepayment shall be an integer multiple of [/ ] million RMB, and the amount of any prepayment shall not be less than [ / ] million RMB.

D Party A shall pay to Party B the interest and other payable expenses related to the amount of the prepayment simultaneously with the prepayment.

E Unless agreed by Party B in writing, Party A shall not repay the loan in advance more than [ / ] times during the term of the loan.

F Other conditions [ / ].

(2) If voluntary prepayment under the mode of "Borrow & Repay At-Any-Time" is performed in accordance with ② above, the application for prepayment is irrevocable. Upon Party B's written consent to Party A's prepayment, Party A shall repay the loan hereunder in advance according to the amount and date specified in the application for prepayment, failing which, Party B shall have the right to treat the loan as overdue.

(3) The principal of the loan repaid in advance shall be repaid in reverse order, that is, the principal of the loan shall be repaid in reverse order according to the repayment schedule agreed herein. The loan interest involved in the part of prepayment shall be calculated according to the actual days of the part of the principal, and the interest shall be repaid off along with the principal.

Article 7 Loan restructuring

If Party A fails to repay the loan due on time, it shall submit a written application for loan restructuring to Party B at least one month before maturity date of the current loan. If Party B agrees to Party A's application, both parties shall sign a loan restructuring agreement. If Party B does not agree to Party A's application, Party A shall still repay the loan due in accordance with this Contract; otherwise, Party B shall have the right to treat the loan as overdue.

Article 8 Guarantee of the loan

1. The loan guarantee under this Contract includes the guarantee stipulated in this Article and other relevant guarantees, which shall be subject to the specific guarantee contract.

Serial Number	Contract number	Contract name
1	[/ ]	[/ ]
2	[/ ]	[/ ]
3	[/]	[/]
4	[/]	[/ ]
5	[/]	[/ ]

2. During the term of the loan, if the aforesaid guarantee method is changed or the specific guarantee registration procedures cannot be completed after the Contract is signed, Party A hereby irrevocably undertakes and agrees that: Party A warrants that it shall change the guarantee method as agreed by both parties and urge the guarantor to sign the relevant guarantee documents and/or urge the guarantor to go through the relevant guarantee registration formalities within three days after the change, failing which, Party A shall be deemed to have breached the Contract, and Party B shall have the right to hold Party A liable for breach of contract and take corresponding relief measures in accordance with the provisions hereof.

Article 9 Representations and warranties of Party A

1. Party A is a legal person established and validly existing in accordance with the laws of Delaware, United States of America. It has the civil capacity and capacity necessary for signing and performing this Contract according to laws, can independently bear civil liabilities, owns independent property and assets, and has the right to carry out business within the scope specified in its registration certificate. And Party A and the signatories who sign this Contract on behalf of Party A have obtained all necessary and legal internal and external approvals and authorizations for signing this Contract. Party A shall ensure that the actual situation of Party A is consistent with the registered items.

2. All documents (including but not limited to trade background contracts and other proof materials for the usage of loan capital provided by Party A) and statements related to the Loan provided by Party A in accordance with the Chinese laws and requirements of Party B shall be valid, legal, true, accurate and complete.

3. Party A's execution and performance of this Contract shall not violate the provisions of laws, regulations, securities trading rules and other legally binding documents, the provisions of Party A's articles of association, or the provisions of contracts, agreements and other documents signed between Party A and any third party. Party A's representative who signs and seals this Contract and relevant documents has legally obtained the necessary authorization in accordance with laws and Party A's internal regulations, and has the right to sign the aforesaid contract or documents.

4. Except for the guarantee agreed herein or agreed by Party B in writing, Party A and the guarantor have not established any other guarantee on the guaranteed assets hereunder provided by them, and there are no other forms of third party rights (including but not limited to establishing the right of residence or lease on the mortgaged building property, and providing pledge, mortgage or other guarantee to any third party) that are detrimental to Party B's interests. It also does not involve any dispute or exist any defect of ownership, such as the situation or possibility of being sealed up, distrained, frozen or taken other mandatory measures; Party A has no record of outstanding non-performing loans, outstanding advance payment or outstanding interest in the credit investigation system of the People's Bank of China, and Party A's actual controller and Party A's guarantor have no overdue loans in the current credit investigation system of the People's Bank of China.

5. Besides the breach of contract and litigation, arbitration and administrative penalty procedures disclosed to and approved by Party B, Party A does not have any other breach of contract or potential breach of contract, nor does it have any other ongoing or possible litigation, arbitration or administrative penalty procedures.

6. Party A warrants that it shall use the loan in strict accordance with the usage of the loan agreed herein, shall not make it for long-term use, shall not invest the loan in securities, real estate, futures market, equity and equity investment in any form, shall not transfer the loan or purchase other financial products for arbitrage, shall not use it for illegal fund-raising or other fields prohibited by policies, and shall not misappropriate the loan.

7. Party A warrants that the source of capital used to repay the loan to Party B is legal and in compliance with regulations and rules.

8. Party A shall abide by the anti-money laundering laws and regulations of the People's Republic of China, the State of Delaware and the United States of America, and shall not participate in any illegal or criminal activities involving money laundering, terrorist financing, proliferation financing, etc.; Party A shall take the initiative to cooperate with Party B in customer identification and due diligence, provide true, accurate and complete customer information, and comply with Party B's relevant regulations on anti-money laundering and anti-terrorist financing. For those who have reasonable grounds to suspect involvement in money laundering or terrorist financing, Party B will have the right to take necessary control measures in accordance with the anti-money laundering regulations of the People's Bank of China.

9. The online banking user name, login password and digital certificate of Party A and the online bank operators authorized by Party A are the security tools for Party A to confirm its identity when handling business on Party B's online banking platform. Party A shall properly keep the above-mentioned security tools for identity verification. All operations conducted by using the online banking user names, login passwords, digital certificates and other security tools of Party A and authorized online banking operators shall be deemed as acts of Party A, and the resulting electronic information records shall be regarded as valid evidence of such operations by Party A, and Party A shall be liable for the consequences arising therefrom.

Article 10 Party A’s undertaking

1. Party A shall, on a regular basis or from time to time, provide Party B with statements and other documents that truly reflect its business and financial status as required by Party B. In the case of the “Borrow & Repay At-Any-Time” mode, Party A shall, within 7 days from the date of withdrawal (in the case of the “Borrow & Repay At-Any-Time” mode, Party A shall provide them at any time as required by Party B), shall mail the invoice, transaction contract, transaction statement or accounting certificate and other materials proving the usage of the loan to the address designated by Party B or Party B's staff shall collect the relevant materials on site. Party A promises that the above materials provided are legal, effective, true and complete.

2. During the term of the loan, Party A shall, in case of any change in its business decision, including but not limited to equity conversion, reorganization, large amount financing, acquisition and reorganization, asset or debt restructuring, asset disposal, merger, consolidation, division, joint-stock transformation, joint venture, cooperation, joint management, contracting and leasing, foreign investment, entering into agreements or arrangements with anyone to share its income or profits, providing any form of capital or financial support to anyone, substantially increasing debt financing, and financial management, any change in the business scope, registered capital, or articles of association and such that may affect Party B's rights and interests, notify Party B in writing at least 30 working days in advance and shall obtain Party B's prior written consent to fulfill the obligation to pay off the loan or pay off the loan in advance or provide any guarantee approved by Party B.

3. Party A shall actively cooperate with Party B in the management of its operation, loan payment and post-loan management. Including investigation, understanding and supervision of the company's basic situation, loan usage, operation and management matters, financial operation, settlement and related transactions by on-site or off-site inspection. All expenses incurred by Party B due to Party A's non-cooperation shall be borne by Party A.

4. Without the prior written consent of Party B, Party A shall not transfer the debts hereunder in any way or in disguised form.

5. If Party A transfers, leases or provides security for debts other than debts hereunder to dispose of all or part of its assets or business income, it shall notify Party B in writing at least 30 working days in advance and obtain Party B's prior written consent.

6. If any of the following events occur, Party A shall notify Party B in writing and submit relevant materials within three days from the date of occurrence or potential occurrence:

(1) Force majeure events or defaults related to the loan;

(2) Party A, Party A's actual controller and Party A's controlling shareholder are involved in litigation, arbitration, criminal investigation, administrative punishment, business suspension, closure, reorganization, dissolution, bankruptcy application, acceptance of bankruptcy application, being declared bankrupt, business license being revoked, being revoked/deregistered, deteriorating financial condition, or property being sealed up, frozen, retrained or monitored according to law;

(3) Party A's members of the board of directors and senior management are changed, unable to perform their duties or any other major changes, are involved in major cases or economic disputes or subject to administrative penalties by relevant departments;

(4) Liability accidents caused by violation of laws of food safety, production safety, environmental protection and other relevant laws and regulations, regulatory provisions or industry standards, which have  adversely affected or may adversely affect Party A's performance of obligations hereunder.

(5) any violation of this Contract, the relevant business contract or the articles of association;

(6) any event that adversely affects the performance of the obligations hereunder.

7. If any change occurs to the guarantor, including but not limited to, ceasing business, applying for bankruptcy, accepting bankruptcy application, being declared bankrupt, being dissolved, business license being revoked , being revoked/deregistered or operating loss, partially or completely losing the guarantee ability corresponding to the loan, or if the value of the collateral, pledge or pledge right used as the guarantee for the loan hereunder decreases, Party A shall provide a new guarantee approved by Party B.

8. During the term of the loan, if Party A changes its name, registered address, director/authorized representative, person in charge, etc., it shall notify Party B in writing within three days after the change.

9. Party A shall promptly report to Party B in writing the affiliated transactions that have occurred or will occur, accounting for more than 10% of Party A's net assets (including 10%), including but not limited to the related relationship of the parties to the transaction, transaction items and nature, transaction amount or corresponding proportion of the transaction, and pricing policies (including transactions with no amount or only a symbolic amount).

10. Party A's production and operation and its related behaviors comply with regulations, including but not limited to, industrial policies, fiscal and taxation policies, market access, environmental protection assessment, energy conservation and emission reduction, energy consumption and pollution control, resource utilization, land and urban planning, labor safety, security trading rules and other relevant regulations.

11. Party A undertakes to have truthfully disclosed the marital status of its actual controller (if any) to Party B.

Article 11 Rights and obligations of both parties

1. Party A shall have the right to withdraw and use the loan within the term and for the usage agreed herein.

2. Party A shall repay the principal, interest and fees of the loan as agreed herein.

3. Party A agrees that Party B shall provide its credit information to the Financial credit Information Basic Database and/or the credit investigation agencies approved by the People's Bank of China, and authorizes and agrees that Party B shall, for the purpose of this Contract, query, download, copy, print and use its credit information to the financial credit information from Basic database and/or the websites of the credit investigation agencies or relevant units and departments approved by the People's Bank of China. And use it for legal and compliance purposes related to this Contract; If Party A fails to repay the principal and interest of the loan as agreed herein, Party A shall be solely responsible for the adverse credit consequences arising therefrom.

4. Party A authorizes Party B to query, download, copy, print and use the transaction information of Party A's account, including but not limited to transaction flow and statement, for Party B's review and approval, post-loan management or necessary notarization procedures, and to submit it to judicial organs, arbitration institutions and regulatory authorities as materials/evidence.

5. Party A acknowledges and agrees that, during the term of the loan, Party B has the right to transfer the creditor's rights and corresponding security rights to a third party, and to provide this loan Contract and related information to potential transferee financial institutions in accordance with laws and regulations to the extent necessary without obtaining consent from Party A. If Party A provides the guarantee on its own, Party A shall continue to assume the relevant guarantee liability to the transferee of the creditor's rights after agreeing to the transfer of the creditor's rights.

6. Party A agrees that during the term of the loan, Party B shall have the right to act as the originator of the securitization of credit assets, trust the creditor's rights and the corresponding securiry rights under this contract to the entrusted institution for the purpose of establishing a special purpose trust, and provide the loan Contract and relevant materials for the entrusted institution to issue asset-backed securities. When Party A provides the guarantee on its own, Party A agrees to continue to assume the relevant guarantee responsibilities for the aforesaid entrusted institution. Party A agrees that Party B's public announcement (newspaper, website or any other means) of the transfer of creditor's rights and the corresponding security rights through the special purpose trust shall be deemed to have been effectively notified and served on Party A.

7. In the event that Party A provides the guarantee on its own, Party A understands and agrees that if it is necessary to handle the transfer of the guarantee as a result of Party B transferring or trusting the creditor's rights under this Contract to a third party, Party A shall have the unconditional obligation to cooperate with Party B and determine the relevant expenses through consultation with Party B and the third party at that time. If Party A fails to register the transfer of guarantee, Party A undertakes to waive the defense thus enjoyed. If Party A fails to cooperate with Party A in handling transfer registration in accordance with laws and regulations, provisions of registration administration or requirements of Party B, Party B shall have the right to ask Party A to bear the liability for breach of contract and all expenses (including but not limited to litigation costs, lawyers' fees, travel expenses, etc.).

8. Party B shall have the right to inspect, supervise and understand Party A's business conditions, loan usage and affiliated transactions. Party B has the right to inspect and understand Party A's operation and use of the loan at least once a quarter, and has the right to decide whether to stop issuing the loan or handling the business hereunder based on the inspection results.

9. On the premise that Party A has fulfilled its obligations hereunder and met the loan conditions of Party B, Party B shall issue the loan to Party A in full and on time.

10. Party B shall have the right to request Party A to provide relevant documents as required by the review of loan issuance. Party B shall keep confidential the materials, documents and information provided by Party A, except that it shall inquire or disclose them in accordance with laws, regulations and requirements of government departments.

11. Party B shall have the right to withdraw part or all of the loan in advance according to the withdrawal of Party A's capital.

12. Under the “Borrow & Repay At-Any-Time” mode, Party B shall have the right to suspend Party A's “Borrow & Repay At-Any-Time” business functions according to specific circumstances, and shall not be liable for breach of contract.

Article 12 Accounts

Party A shall open an account in item [ 1 ] below with Party B (multiple options are available) :

1. The settlement account, whose account number is: [                      ], shall be agreed by both parties as follows:

(1) The issuance and payment of the loan capital shall be settled through this account. Party B shall have the right to manage and control the payment of the loan capital and supervise the use of the loan capital according to the agreed usage.

(2) [/ ]

2. Fund withdrawal Account, the account number is: [/ ], and the Parties agree as follows:

(1) Party A shall provide information on the flow of capital in and out of the account, and Party B shall have the right to supervise the flow.

(2) [ /]

3. [ / ] Account, the account number is: [/ ], and the Parties agree as follows:

[ / ]

Article 13 Liability for breach

1. After this Contract comes into force, both parties shall perform their obligations as agreed herein. Any party which breaches any agreement, commitment or guarantee hereof shall bear the corresponding liability for breach of contract.

2. Event of default:

(1) Party A violates any obligations, representations, warranties or commitments hereunder, or the certificates and documents submitted to Party B in connection with the Loan and the statements and warranties set forth in Article 9 hereof are proved to be illegal, untrue, inaccurate, incomplete or intentionally misleading;

(2) Party A fails to pay the loan capital in the manner stipulated in Article 5, Paragraph 7 hereof;

(3) Party A fails to use the Loan according to the agreed purpose, arbitrarily changes the purpose of the loan fund, misappropriates the Loan or engages in illegal or irregular transactions with the loan;

(4) Party A fails to repay the principal and interest of the loan and other amounts payable under this Contract as agreed, or is unable (including indicating that it is unable) to perform its obligations under this Contract;

(5) Party A conceals important business and financial facts from Party B;

(6) Party A obtains the loan through sham contracts with shareholders and other affiliated companies;

(7) Party A transfers the property at a low price or without compensation; acquires the others property at an obviously unreasonable high price or provides guarantees for the others debts; reduces or cancels debts owed by third parties; maliciously extends the performance period of third-party debts; fails to exercise a creditor's right or other right; abnormal capital fluctuation in any of Party A's accounts (including but not limited to the fund withdrawal account); it is determined by Party B's supervision and inspection that the profitability of Party A's main business has declined, which may affect the enforcement of Party B's claims; in violation of Party B's regulatory requirements for the fund withdrawal account;

(8) Party A, Party A's actual controller, and Party A's controlling shareholder are involved in any suspension, closure, applying or being applied for liquidation, dissolution or reorganization, entry into receivership, trusteeship or similar legal proceedings, applies for bankruptcy, being accepted of bankruptcy application, being declared bankrupt, being revoked of business license, being dismissed, involving in litigation, arbitration or criminal or administrative punishment which is involved in private financing or having adverse consequences on its own business or property status , which Party B believes may or has affected or damaged Party B's rights and interests hereunder;

(9) Party A's domicile, business scope, director/authorized representative, Person-in-charge, executive partner and other registered items or controlling shareholder/actual controller change or foreign investment, which seriously affects or threatens the enforcement of Party B's creditor's claims;

(10) Party A suffers financial loss, assets loss or asset loss due to its external guarantee, or other financial crisis, which Party B believes may or has affected or damaged Party B's rights and interests hereunder;

(11) Party A's controlling shareholder and other affiliated companies are in operational or financial crisis, or affiliated transactions between Party A and the controlling shareholder and other affiliated companies, which affects Party A's normal operation, or the enforcement of Party B's claim is adversely affected or threatened by the affiliated transaction between Party A and the shareholder and other affiliated companies;

(12) In case of adverse changes in the industry where Party A is in, which seriously affects or threatens the enforcement of Party B's creditor's rights, the circumstances listed in this Article shall not be considered as force majeure events;

(13) If Party A breaches the Contract while performing other debt documents and fails to rectify it within the applicable grace period for the creditor to request the debtor to perform the obligation, resulting in any of the following circumstances which shall also constitute a breach of this Contract:

(1) Party A's debts in other debt documents are declared or can be declared to be due accelerated to maturity;

② Party A's debts under other debt documents are in default of payment although they are not declared or can be declared to be due at accelerated maturity.

Other debt documents refer to the loan contract and guarantee documents signed by Party A and creditors (including Party B and other third parties other than Party B), and the bond project documents issued by Party A publicly or non-publicly.

(14) Party A refuses to accept Party B's supervision and inspection of its loan usage and related business and financial activities;

(15) Party A's shareholders, director/authorized representative, person-in-charge, senior managers, and actual controllers are missing or unable to be contacted; Suspected of embezzlement, bribery, malpractice, illegal business operations, or other criminal offenses; Involving illegal fund-raising, etc., which Party B believes may or has affected or damaged Party B's rights and interests hereunder;

(16) Party A's guarantor violates the agreement of the guarantee contract or breaches the default under the guarantee contract, or the guarantor (natural person) or the actual controller of the guarantor missing or cannot be contacted;

(17) When the collateral or pledge hereunder is sealed up, detained, reported lost, stopped payment or other mandatory measures are taken, ownership disputes occur, infringements are or may be made by any third party, safety or good condition is or may be adversely affected;

(18) Party A's violation of food safety, production safety, environmental protection and other relevant laws and regulations, regulatory provisions or industry standards causes liability accidents;

(19) Party A transfers the loan capital for further lending or purchases other financial products for arbitrage;

(20) Other events that may endanger or damage the rights and interests of Party B occurred or may occur to Party A., or Party A fails to perform other provisions hereof;

(21) Other circumstances: [ / ]

3. If the aforesaid breach occurs, Party B shall own the right to take the following remedies:

(1) Without Party A's consent, Party B shall directly and unilaterally stop or terminate the payment of any amount that Party A has not yet withdrawn under this Contract (including the loan that Party A has sent the withdrawal application but has not yet actually withdrawn);

(2) Without Party A's prior consent, Party A shall directly and unilaterally declare that all loans hereunder are due immediately and require Party A to repay them immediately. The date on which Party B requires Party A to repay the aforementioned amounts shall be the date on which the debts hereunder become due in advance;

(3) Immediately execute the mortgage, pledge or other guarantee under this Contract and guarantee documents;

(4) Party B shall have the right to freeze any account opened by Party A at any business institution of China CITIC Bank Co., LTD. (hereinafter referred to as "China CITIC Bank") and directly deduct the funds in Party A's account to pay off Party A's debts hereunder without obtaining the consent of Party A; If the amount withheld is foreign exchange, Party A shall be obliged to assist Party B in handling the formalities of foreign exchange settlement and sale or foreign exchange trading, and Party A shall bear the exchange rate risk;

(5) Exercise any other rights and remedies available in accordance with laws and regulations.

4. Under the “Borrow & Repay At-Any-Time” mode, Party B shall have the right to suspend the " Borrow & Repay At-Any-Time " business function opened by Party A under any of the following circumstances:

(1) Party A misappropriates the loan or fails to provide true, legal, complete and effective loan purpose certification materials in a timely manner as agreed;

(2) The name of the counterparty's account at the time of payment of the loan extracted by Party A contains sensitive fields such as real estate, real estate, property, realty, micro-loans, guarantees, equity, options, futures, securities, trusts, funds., etc.;

(3) Party A's loans in Party B or other banks are overdue;

(4) the loans of Party A's actual controller or his spouse in Party B or other banks are overdue;

(5) Party B deems other circumstances necessary to suspend the loan.

If Party B suspends the Borrow & Repay At-Any-Time function according to the above agreement, Party A shall repay the principal and interest of the loan already loaned and shall not use the unused loan amount again. Party A shall submit new materials to Party B if it needs to apply for restoration, and such function can be restored only after Party B's written approval.

5. If Party A fails to repay the principal as agreed herein, Party B shall, in addition to exercising the rights stipulated in paragraphs 3 and 4 of Article 13 hereof, be entitled to collect the penalty interest in the following way [② ]. Party A agrees that the calculation result of the aforesaid penalty interest shall be calculated based on Party B's calculation result:

① The loan interest rate applicable to this contract plus the annual interest rate standard of [ / ] basis point (1 basis point =0.01%) shall be calculated as penalty interest based on the actual overdue days;

②The penalty interest rate of [50 ] % will be charged on the basis of the loan interest rate applicable to the contract at that time based on the actual overdue days.

6. For the loan not used by Party A for the purposes agreed herein, Party B shall, in addition to exercising the rights agreed in paragraphs 3 and 4 of Article 13 hereof, have the right to charge penalty interest on the loan used in breach of the contract in accordance with the following method [②] starting from the date of misappropriation. Party A agrees that the calculation result of the aforesaid penalty interest shall be calculated based on Party B's calculation result:

① The loan interest rate applicable to this contract plus the annual interest rate standard of [ / ] basis point (1 basis point =0.01%) shall be calculated as penalty interest based on the actual overdue days;

②The penalty interest rate of [ 100 ] % will be charged on the basis of the loan interest rate applicable to the contract at that time based on the actual overdue days.

7. For loans that are overdue and not used in accordance with the purpose agreed herein, Party B shall have the right to charge penalty interest in accordance with the higher penalty interest rate set forth in Article 13, Paragraph 5 and Article 13, Paragraph 6 hereof.

8. For the interest that Party A fails to pay on time (including the interest corresponding to the principal declared by Party B to be due in whole or in part) and penalty interest, from the date of overdue payment to the date of full repayment, compound interest shall be charged according to the penalty interest rate of overdue loan and the method of interest settlement agreed herein; If the loan is overdue and not used in accordance with the purpose agreed herein, the heavier one shall be charged compound interest and shall not be concurrently imposed.

9. All expenses incurred by Party B in realizing the creditor's rights (including but not limited to litigation fees, arbitration fees, enforcement fees, insurance fees, travel expenses, attorney fees, property preservation fees, notarization and certification fees, translation fees, appraisal and auction fees, etc.) shall be borne by Party A.

Article 14 Continuity of Obligations

All obligations of Party A under this Contract shall be continuous and fully binding upon its successors, receivers, assigns and their subjects after merger, reorganization, change of name, etc., and shall not be affected by any disputes, claims and legal procedures, any instructions of superior units, and any contracts or documents signed by Party A with any natural or legal person. And shall not be changed by Party A's bankruptcy, inability to repay debts, loss of enterprise qualification, change of articles of association or any change in essence.

Article 15 Notarization

1. If any party to this Contract requests notarization, notarization shall be carried out in a notary organ prescribed by China.

2. If Party B requests a notarial certificate with compulsory enforcement effect, Party A agrees that Party B may apply to a Chinas notarial institution to issue a notarial certificate with compulsory enforcement effect with this Contract, and the notarial fees paid for the notarial service shall be borne by [  ].If the loan principal and interest of Party B and the relevant fees borne by Party A according to law are not fully repaid within the repayment period agreed herein, Party B may apply to the relevant Chinas court for enforcement according to the provisions of the law with the notarial certificate.

Article 16 Validity of this Contract

If any provision or part of any provision of this Contract is or will be invalid, such invalid provision or part of such provision shall not affect the validity of this Contract and other provisions or other contents of this Contract.

Article 17 Other agreed matters

[ / ]

In case of any conflict between this clause and any other provision hereof, this clause shall prevail.

Article 18 Application of law and settlement of disputes

This Contract shall be governed by the laws of the People's Republic of China (for the purpose of this Contract, excluding the laws of the Hong Kong Special Administrative Region, the Macao Special Administrative Region and the Taiwan).

Article 19 Settlement of disputes

Any dispute arising out of or in connection with this Contract shall be settled by the parties through negotiation. If no agreement can be reached through negotiation, both parties agree to adopt the 【1】 method below:

1. Apply to Shanghai International Arbitration Center (SHIAC) for arbitration, the place of arbitration is Shanghai, and the arbitration rules in effect at the time of applying for arbitration shall apply;

2. File a lawsuit with the people's court having jurisdiction in the place where Party B resides.

Article 20 Events of Force Majeure

1. Force majeure events herein refer to unforeseeable, unavoidable and insurmountable objective circumstances that cause either party to be unable to normally perform this Contract, including war, strike, martial law, serious flood, fire, wind disaster, earthquake and other events recognized as force majeure by both parties through negotiation.

2. Where a party is unable to perform the contract due to force majeure, it shall be exempted from liability in whole or in part according to the impact of the force majeure, The party unable to perform the contract due to force majeure shall promptly notify the other party to mitigate the losses that may be caused to the other party, and shall provide proof of the force majeure within a reasonable period of time. At the same time, the party unable to perform the contract due to force majeure shall use its best efforts to minimize the possible impact of the event on the other party.

3. When a force majeure event occurs, both parties should immediately consult within a reasonable period to seek for a fair and reasonable solution, and make the greatest efforts to minimize the consequences of the force majeure event.

Article 21. No waiver of rights

Party B's rights under this Contract are cumulative and shall not affect or exclude any rights that Party B may enjoy against Party A in accordance with laws, regulations and other contracts. Unless stated by Party B in written, no non-exercise, partial exercise and/or delay in exercising any of its rights shall constitute a waiver or partial waiver of such rights, and shall not affect, prevent or impede the continued exercise of such rights or any other rights of Party B.

Article 22 Validity, modification and termination of the Contract

1. This Contract shall come into force after being signed by the director/authorized representative of Party A and the person-in-charge or authorized agent of Party B (with signature or seal) and affixed with Party Bs official seal or contract seal, and shall be valid for [ ] years. If both parties wish to continue the transaction under this Contract after the expiration, both parties shall sign a new contract. However, the termination of this Contract shall not affect the validity of the existing transactions between Party A and Party B under this Contract.

2. After this Contract comes into force, neither party shall modify or terminate this Contract without authorization, except as previously agreed herein. If it is necessary to modify or terminate this Contract, both parties shall reach an agreement through consultation and sign a written agreement separately.

3. After this Contract comes into force, Party A shall not assign all or any part of its rights or obligations under this Contract and its annexes without the written consent of Party B. If Party A transfers all or part of its obligations hereunder to a third party, it shall submit to Party B a written document indicating that the guarantor agrees to the transfer and continues to assume the guarantee obligation or provide a new guarantee and obtain Party B's written consent.

Article 23 Miscellaneous

1. For the purpose of this Contract, "banking working day" means the banking business day on which the Chinese domestic Bank handles general public business, excluding Chinese national legal holidays and public holidays.

2. The attachments to this contract form part of this Contract and have the same legal effect as this Contract. During the performance of the contract, if there is any inconsistency or contradiction between the contents of the attachment and the contents of this contract, the contents of the attachment shall prevail.

3. For matters not covered herein, Party A and Party B may sign a separate written agreement as an annex to this contract. Any annex, amendment or supplement to this Contract shall form an integral part of this Contract and have the same legal effect as this Contract.

4. Notice and Service

Unless otherwise agreed herein, both parties agree as follows on the delivery addresses (including contact information, the same below) and the legal consequences of the delivery of various documents, such as notices, letters, attachments, agreements and other documents involved in this Contract, as well as the delivery of relevant documents and legal documents in case of disputes arising from this Contract:

(1) The effective address of service confirmed by both parties:

Party A confirms that its effective service address is as follows
Contact address		[Building 4, No. 1690 Cailun Road, Pudong New Area, Shanghai ]
Zip code		[201203 ]
Contacts		[ ]
Contact number		[ ]
Electronic delivery	Email address	[/ ]
	Fax	[/ ]
	Cell phone number	[/ ]
	WeChat ID	[/ ]
Party B confirms that its effective delivery address is as follows
Contact address		[No. 138, Shi Bo Guan Road, Pudong New District, Shanghai ]
Zip code		[200126 ]
Contacts		[ Zhao Yijun ]
Contact number		[021-20269553 ]
Electronic delivery	Email address	[ /]
	Fax	[/ ]
	Cell phone number	[/ ]
	WeChat ID	[/ ]

(2) If the address of service confirmed by both parties in this Clause is changed, it shall notify the other party in writing within three days from the date of such change, provided that both parties agree and agree, If China CITIC Bank and its branches display tips, announcements, notices, contact address changes, postal code changes and other information related to this Contract through CITIC Bank's online banking, mobile banking, official website and other channels, such information shall be deemed to have been notified/served on the other parties once displayed (if the effective date is specified in the display information, the date shall prevail).In the case of arbitration, civil litigation or enforcement procedures, if either party changes the address of service, it shall notify the arbitration institution or the court in writing on the date of such change. If either party fails to perform the obligation of notification or notification in the foregoing manner, the address for service confirmed by the other party shall still be deemed to be the effective address for service.

(3) The address for service confirmed by both parties in this Article shall be applicable to all kinds of notices, correspondence, attachments, agreements and other documents during the performance of this Contract by both parties, as well as the service of relevant documents and legal documents to both parties in case of disputes arising out of this Contract. Including the relevant case materials and legal documents (including but not limited to: all kinds of procedural documents, such as complaint, arbitration application, case acceptance notice, response notice, summons, evidence notice, payment notice, etc.) at all stages of the first instance, second instance, retrial, retrial and execution procedure (including disposal of mortgage, etc.) after the dispute enters into notarization, arbitration, and civil litigation procedures; All kinds of legal documents, such as arbitration award, judgment, award, mediation, etc.) to the two parties. Unless otherwise provided in paragraph (2) of this Article, if a party sends such documents at the address for service, it shall be deemed to have been served on the following dates:

1) by post (including speed post, ordinary post or registered post), the third day after the date of delivery shall be deemed to be the day of service;

2) by telephone, fax, email, WeChat or any other electronic means of communication, the date of delivery shall be deemed the day of service;
If the service is delivered by person, the date on which it is signed by the recipient shall be deemed as the date of service; If the recipient refuses to accept or no one receives it, the sender may take photos or video to record the process of service, and leave the document in lien, which is also deemed to have been served;

4) If the above methods are adopted at the same time, the one who reaches the other party the fastest shall prevail.

Due to the inaccurate address of service provided or confirmed by either party, failure to notify or inform other parties, courts, arbitration organs or notary organs in time after the change of the address of service, or refusal of either party or its designated receiver to sign for receipt, etc., If legal documents, execution documents, arbitration awards or execution certificates of notary organs and other legal documents or relevant documents cannot be served, fail to be served in time or cannot be actually received by such party, the other party, court, arbitration organ or notary organ shall serve them in accordance with the above rules for effective service and such party shall bear all legal consequences that may arise therefrom. Both parties agree that the court, arbitration organ or notary organ may use one or more modes of service to serve legal documents, and the time of service shall be the first to arrive in the above modes of service.

(4) The contents of this article are special terms expressly agreed by both parties hereto, and the effect is independent of other terms hereof. No matter that any other provision of this Contract is deemed invalid or revoked by the court, arbitration authority or any other competent authority for any reason, the provisions of this Contract shall remain valid.

5. This contract is made in [ 2] original copies, Party A in [1] copy, Party B in [1] copy, and the relevant departments retain [/] copies, both of which have the same legal effect.

6. Party B has drawn Party A's attention to the provisions of this Contract which exclude or limit its liability by bolding, blackening, highlighting and other reasonable means, and has fully explained the relevant provisions as required by Party A. Party A has read all the provisions hereof, has known and fully understood the meaning of the provisions hereof and the corresponding legal consequences, and agrees to abide by the above provisions. There is no objection between Party A and Party B to understanding all terms and conditions hereof.

7. The Contract is signed in both Chinese and English. In case of any discrepancy, the Chinese version shall prevail.

(REMAINDER HEREOF IS INTENTIONALLY LEFT BLANK)

Attachments:

1. Sample of seal reserved by Party A

2. Payment power of attorney format

(REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE OF RMB WORKING CAPITAL LOAN CONTRACT (NO: YIN [ 2023 ] ZI / NO. [ 202306-137 ]) TO FOLLOW)

Party A: ACM RESEARCH, INC.

director/authorized representative:

Party B: China CITIC Bank Co., Ltd. Shanghai Branch

(Official seal or contact seal) Signature of the person-in-charge (or authorized agent):

Annex I:
Sample of seal reserved by Party A

Seal 1 reserved by Party A:

Seal reserved by Party A II:

Seal reserved by Party A 3:

Party A's seal:
director/authorized representative:

Date:[  ]

Annex 2: Form of Power of Attorney for Payment

Power of Attorney for Payment

(Bank trustee payment case applies)

China CITIC Bank Co., Ltd. Shanghai Branch:

In accordance with the RMB Working Capital Loan Contract (NO: YIN [  ] ZI / NO. [     ], the "Loan Contract"), you are hereby authorized to transfer the payment amount from my settlement account (account number:) to the following account of my following counterparty on the following payment date. The specific payment plan is as follows: [ ]. The relevant business contracts can be found separately in the attached documents.

Counterparty 1 Full name
Bank of account:
Account Number:
Payment amount:	(uppercase) : (lowercase) : Yuan
Date of payment:	Year Month Day

Counterparty 2 Full name
Bank of account:
Account Number:
Payment amount:	(uppercase) : (lowercase) : Yuan
Date of payment:	Year Month Day

Counterparty 3 Full name
Bank of account:
Account Number:
Payment amount:	(uppercase) : (lowercase) : Yuan
Date of payment:	Year Month Day

Counterparty 4 Full name
Bank of account:
Account Number:
Payment amount:	(uppercase) : (lowercase) : Yuan
Date of payment:	Year Month Day

Counterparty 5 Full name
Bank of account:
Account Number:
Payment amount:	(uppercase) : (lowercase) : Yuan
Date of payment:	Year Month Day

Counterparty 6 Full name
Bank of account:
Account Number:
Payment amount:	(uppercase) : (lowercase) : Yuan
Date of payment:	Year Month Day

We confirms:

(1) The statements, warranties and commitments made by the us in the Loan contract shall remain true, accurate and complete on the date of this power of attorney; and

(2) We have not breached any agreement of the loan contract or has not experienced any event of default or potential event of default as provided for in the loan contract; and

(3) This power of attorney is irrevocable.

Attachment: [ ] Copies of business contract

Company: ACM RESEARCH, INC.
Director/authorized representative:
Date: